NA PURCHASE ORDER
NO: 39076849 REV 2

Johnson Controls

Order Date: 09.FEB.2012

Invoice Mailing Address :
AE NA SSC - AP
PO BOX 981700
EL PASO, TX 79998-1700 USA
US +1 877-334-8706

Supplier No : 321140
Tel : 905-625-5111 Fax : 905-625-9939

Contact : DRASKO KARANOVIC

Bill To:
Johnson Controls Automotriz Mexico, S. de R.L. de C.V.
David Alfaro Siqueiros 104, Valle Oriente
San Pedro Garza Garcia, Nuevo Leon CP 66269, Mexico
RFC: JCA-940209-7Y6

Supplier Name: D&R TECHNOLOGY, INC.
7669 Kimbel Street
MISSISSAUGA Ontario L5S 1A7
Canada

Delivery address :
Johnson Controls - Ramos Arizpe
JCA , S.A. de C.V.
Parque Industrial Santa Maria
Ramos Arizpe Coahuila
25903 Mexico

Payment Terms : Within 90 days Due net (Net 90)
Incoterms : Free Carrier
MISSISSAUGA ONTARIO

Purchasing Group: M32 - NA-North East MX
Buyer Name: Carla Franco
Tel : Extn:
Fax:
E-mail: carla.franco@jci.com

Terms and conditions.

This purchase order is governed exclusively by Johnson Controls' Terms and Conditions of Purchase and any country supplement specified (both available at http://www.johnsoncontrols.com/ae-terms and incorporated here by reference), except as modified therein. All other terms are rejected. Shipments must comply with supplier routing instructions found at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience.html or a debit may be incurred for excessive shipping costs. Seller must comply with the Johnson Controls Supplier Standards Manual. The purchase order number must appear on all invoices, packing slips and bills of lading.A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre-production parts must be marked / labeled with the Johnson Controls - AE part number and revision level as indicated on the CAD model and / or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to the shipper at their expense.

Header Text

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				
00001		0135		28.02.2012	G901043	1	EA	293468.00000	293,468.00
					Other Capital equipment and Machinery				

-Balance to pay Tube Bender System C

PO Installation in Mexico by D&R technicians

09 Feb 12

Authorized Purchasing Signature

Line Total	USD	293,468.00
Total Tax	USD	0.00
Currency Total	USD	293,468.00